SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                              --------------------



                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report                               September 25, 1997
(Date of earliest event reported)



                             RCM TECHNOLOGIES, INC.
             (exact name of registrant as specified in its charter)



                                     NEVADA
                 (State or other jurisdiction of incorporation)



          1-10245                                     95-1480559
(Commission File Number)                             (IRS Employer
                           `                      Identification Number)



2500 McClellan Avenue, Pennsauken, NJ                         08109-4613
(Address of principal executive offices)                      (Zip Code)



                                (609) 486 - 1777
              (Registrant's telephone number, including area code)

ITEM 2. Acquisition or Disposition of Assets.

On September 25, 1997, RCM Technologies, Inc. ("Registrant") acquired Camelot Contractors Limited ("CAMELOT"), a Manchester, New Hampshire-based specialty provider of information technology personnel. The acquisition was completed effective as of August 1, 1997, through a stock purchase transaction (the "Purchase") pursuant to which CAMELOT, through an exchange of all of its outstanding shares of stock with the Registrant became a wholly-owned subsidiary of the Registrant.

The Purchase consideration paid to the former shareholders of CAMELOT consisted of $9,000,000 cash, 22,409 shares of common stock of the Registrant valued at $318,433 and a $3,500,000 three year promissory note payable contingent upon CAMELOT achieving certain base levels of operating income for each of the three twelve month periods following the Purchase. An additional earn-out payment may be made to the former shareholders at the end of each of the three twelve month periods following the Purchase, to the extent that operating income exceeds these base levels. The Purchase has been accounted for under the purchase method of accounting. The transaction was financed with a portion of the proceeds of the Registrant's secondary public offering. The cost in excess of net assets acquired will be approximately $7,400,000. It is anticipated the cost in excess of net assets acquired will be amortized over a 40 year period.

As part of the Purchase, all of the 22,409 shares of common stock issued to the former shareholders of CAMELOT were delivered into escrow as collateral to secure the performance of certain financial conditions. The shares held in escrow are subject to certain restrictions on resale, however, the Registrant has agreed to file a shelf registration statement by January 31, 1998 permitting the resale of such shares.

The Purchase consideration paid by the Registrant was determined by negotiations between and among the representatives of the Registrant and CAMELOT.

Following the Purchase, the directors and executive officers of CAMELOT consist of Leon Kopyt, Stanton Remer, and Michael O'Keefe (former Chief Executive Officer of CAMELOT prior to the Purchase).

CAMELOT's assets consist of cash, accounts receivable, contracts and office equipment. These assets are used in providing information technology personnel to businesses and institutions. The Registrant plans for CAMELOT to continue such course of business under its control.

Prior to the Purchase, no material relationship existed between CAMELOT and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. Financial Statements and Exhibits.

         (a) Financial statements of business acquired

         Audited Balance Sheets, June 30, 1997 and 1996

         Audited Statements of Income
                      Years ended June 30, 1997 and 1996

         Audited Statements of Changes in Stockholders' Equity,
                      Years ended June 30, 1997 and 1996

         Audited Statement of Cash Flows,
                      Years ended June 30, 1997 and 1996

         Notes to Financial Statements, June 30, 1997 and 1996


         Unaudited Balance Sheets, July 31, 1997 and 1996


         Unaudited    Statements  of Income and Retained  Earnings,  Nine Months
                      and three months ended July 31, 1997 and 1996

         Unaudited Statements of Cash Flows,
                      Nine Months ended July 31, 1997 and 1996

        (b) Pro forma financial information

            Unaudited Pro Forma Condensed Combined Balance Sheet, July 31, 1997.

            Unaudited Pro Forma Condensed Combined Statements of Income for the year ended October 31, 1996 and the nine months ended July 31, 1997.

ITEM 7.

       (c) Exhibits

         (1) Stock Purchase Agreement, dated September 25, 1997

         (2) Escrow Agreement, dated September 25, 1997

         (3) Employment Agreements, dated September 25, 1997

         (4) Registration Rights Agreement, dated September 25, 1997

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          RCM Technologies, Inc.




                                           By:   /S/ Stanton Remer
                                                 Stanton Remer
                                                   Chief Financial Officer,
                                                    Treasurer and Director

Date: October 7, 1997

                           CAMELOT CONTRACTORS LIMITED

                              FINANCIAL STATEMENTS

                             June 30, 1997 and 1996

                               Frank B. Morris, PA
                            20 Montgomery Ave. Unit F
                              Bala Cynwyd, PA 19004
                                Tel: 610-667-6337
                                Fax: 610-667-3465





                          INDEPENDENT AUDITOR'S REPORT


Board of Directors
Camelot Contractors Limited

I have audited the accompanying balance sheets of Camelot Contractors Limited as of June 30, 1997 and 1996, and the related statements of income, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on our audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Camelot Contractors Limited as of June 30, 1997 and 1996, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




                                              /s/Frank B. Morris, PA




October 6, 1997
Bala Cynwyd, PA

                           CAMELOT CONTRACTORS LIMITED
                                 BALANCE SHEETS
                             June 30, 1997 and 1996


                                                      ASSETS


                                                                                     1997                 1996
                                                                                 ------------           --------
Current assets
     Cash and cash equivalents                                                  $   1,530,556      $     510,351
     Trade receivables                                                              1,615,608          1,185,312
                                                                                    ---------          ---------
         Total current assets                                                       3,146,164          1,695,663
                                                                                    ---------          ---------

Equipment
     Equipment                                                                         60,796             39,908
     Furniture and fixtures                                                             1,811              1,811
                                                                                        -----              -----
                                                                                       62,607             41,719
     Less accumulated depreciation                                                     42,990             35,351
                                                                                       ------             ------

         Net equipment                                                                 19,617              6,368
                                                                                       ------              -----

                                                                                $   3,165,781      $   1,702,031
                                                                                =   =========      =   =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                                     1997                 1996
                                                                                --------------         ---------
Current liabilities
     Accounts payable                                                           $     318,157      $     208,703
     Accrued expenses                                                                 163,663             94,508
     Income taxes payable                                                             542,500            169,200
     Deferred income taxes                                                            256,523            340,668
                                                                                      -------            -------
         Total current liabilities                                                  1,280,843            813,079
                                                                                    ---------            -------

Shareholders' equity
     Common stock of no par value; authorized 300 shares,
          issued and outstanding 200 shares                                               100                100
     Retained earnings                                                              1,884,838            888,852
                                                                                    ---------            -------

         Total stockholders' equity                                                 1,884,938            888,952
                                                                                    ---------            -------

                                                                                $   3,165,781      $   1,702,031
                                                                                =   =========      =   =========


              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                              STATEMENTS OF INCOME
                       Years Ended June 30, 1997 and 1996


                                                                                  1997                   1996

                                                                                ---------            -----------

Net sales                                                                  $    16,172,884       $    11,056,924
                                                                           -    ----------       -    ----------

Direct costs
     Subcontractors                                                              6,134,349             3,884,118
     Labor                                                                       6,681,983             4,780,504
     Payroll taxes                                                                 509,604               365,709
                                                                                   -------               -------
                                                                                13,325,936             9,030,331
                                                                                ----------             ---------

          Gross profit                                                           2,846,948             2,026,593

General and administrative expenses                                              1,212,850             1,171,776
                                                                                 ---------             ---------

          Income from operations                                                 1,634,098               854,817
                                                                                 ---------               -------

Other income (expense)
     Interest income                                                                15,976                 8,848
     Interest expense                                                           (      231  )        (    13,474  )
                                                                                       ---                ------
          Other expense, net                                                        15,745           (     4,626  )
                                                                                    ------                 -----

          Income before provision for income taxes                               1,649,843               850,191
                                                                                 ---------               -------

Provision for income taxes
     Current                                                                       738,002               218,600
     Deferred                                                                   (   84,145  )            111,357
                                                                                    ------               -------
                                                                                   653,857               329,957
                                                                                   -------               -------

          Net Income                                                       $       995,986       $       520,234
                                                                           =       =======       =       =======




              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                  STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
                    Nine Months Ended July 31, 1997 and 1996



                                                                              Common Stock
                                                                                                           Retained
                                                                          Shares           Amount          Earnings

Balance, July 1, 1995                                                        200    $         100    $      368,618

     Net income,
        year ended June 30, 1996                                                                            520,234
                                                                  -----------------------------------       -------


Balance, June 30, 1996                                                       200              100           888,852

     Net income,
        year ended June 30, 1997                                                                            995,986
                                                                  -----------------------------------       -------


Balance, June 30, 1997                                                       200    $         100    $    1,884,838
                                                                  ====================================    =========


              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                            STATEMENTS OF CASH FLOWS
                       Years Ended June 30, 1997 and 1996


                                                                                        1997               1996
                                                                                       -----------------------
Cash flows from operating activities:
   Net income                                                                   $     995,986      $     520,234
                                                                                -     -------      -     -------
Adjustments to reconcile net income to net cash
     provided by operating activities
       Depreciation                                                                     7,640             15,723
       (Decrease) in deferred income taxes                                      (      84,145)           111,356
       Increase in trade receivables                                            (     430,296)     (     296,476  )
       Increase (decrease) in
         Accounts payable and accrued expenses                                        178,609      (       6,624  )
       Income taxes payable                                                           373,300            165,150
                                                                                      -------            -------
           Net cash provided by operating activities                                1,041,094            509,363
                                                                                    ---------            -------

Cash flows from investing activities
   Purchase of property and equipment                                           (      20,889)     (       9,058  )
                                                                                       ------              -----

Cash flows from financing activities
   Principal payments on notes payable                                                   -         (     265,000  )
   Borrowings on notes payable                                                           -                  -
                                                                                   -------------            -
           Net cash used by financing activities                                      -            (     265,000  )
                                                                                      -------      -     -------

           Net increase in cash                                                     1,020,205            235,305

Cash, beginning of year                                                               510,351            275,046
                                                                                  -----------            -------

Cash, end of year                                                               $   1,530,556      $     510,351
                                                                                =   =========      =     =======




              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                             June 30, 1997 and 1996

Nature of Business

     The Company's operations are principally in the recruitment and employment of personnel for temporary positions in New Hampshire and Massachusetts for a fee. Credit is extended at regular terms without collateral after the Company performs appropriate credit investigations.

1.   Summary of Significant Accounting Policies

     Use of Estimates in the Preparation of Financial Statements

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Concentration of Credit Risks

The Company maintains its cash in bank deposit accounts which, at times, may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company believes it is not exposed to any significant risk on cash.
     Depreciation

     The Company charges to operating expenses annual amounts of depreciation which allocates the cost of equipment over its estimated useful lives. The Company uses the modified accelerated cost recovery system method for determining the annual charge for depreciation. The depreciation expense for 1997 and 1996 was $7,640 and $15,723, respectively.

     Income Taxes

     Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

                           CAMELOT CONTRACTORS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                             June 30, 1997 and 1996



2.   Income Taxes

     The sources of the deferred tax liability and the tax effect of each is as follows:

                                                                                     1997                  1996
                                                                                --------------          ---------

         Accounts receivable                                                    ($    344,348)     ($    457,768  )
         Accounts payable                                                              60,452             80,600
         Accrued payroll                                                               27,373             36,500
                                                                                       ------             ------

                                                                                ($    256,523)     ($    340,668  )
                                                                                ==    =======      ==    =======

     The provision for income taxes charged to operations consisted of the following as of June 30:

                                                                                     1997                  1996
                                                                                --------------         ---------
         Current
           Federal                                                              $     581,803      $     173,761
           State                                                                      156,199             44,839
                                                                                      -------             ------
                                                                                      738,002            218,600
                                                                                      -------            -------

         Deferred
           Federal                                                              (      68,894)            95,929
           State                                                                (      15,251)            15,428
                                                                                -      ------             ------
                                                                                (      84,145)           111,357
                                                                                -      ------            -------

                                                                                $     653,857      $     329,957
                                                                                =     =======      =     =======


                           CAMELOT CONTRACTORS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                             June 30, 1997 and 1996


3.   Major Customers

     Net sales for the year ended June 30, 1997 included sales from the following major customers which each accounted for amounts in excess of 10% of the total sales of the Company. The revenue earned and the related amounts receivable are as follows:

                                                                           Revenues for            Trade Receivable
                                                                           the Year Ended          Balance as of
                                                                            June 30, 1997            June 30, 1996
                                                                           ---------------         ---------------

         Customer A                                                            2,931,607                 255,293
         Customer B                                                            1,361,761                 123,361

4.   Total Rental Expense

     The Company rents office space from a related party as a tenant-at-will for $1,574 per month plus utilities. The total rental expense included in the income statement for the years ended June 30, 1997 and 1996 is $21,686 and $25,417, respectively.

5.   Cash Flow Information

     Cash paid for interest and income taxes was as follows:

                                                                                1997                       1996
                                                                           --------------              ---------

           Interest                                                        $         231           $      13,474
                                                                           =         ===           =      ======

           Income taxes                                                    $     364,702           $      53,450
                                                                           =     =======           =      ======

6.   Disclosure About Fair Value of Financial Instruments

     The Company's financial instruments consist of cash, short-term trade receivables and payables. The carrying value of all instruments approximate their fair value.

7.   Subsequent Events

     On August 14, 1997, the shareholders of the Company signed a letter of intent to sell all of the outstanding shares of the Company.

                           CAMELOT CONTRACTORS LIMITED

                         UNAUDITED FINANCIAL STATEMENTS

                             July 31, 1997 and 1996

                           CAMELOT CONTRACTORS LIMITED
                                 BALANCE SHEETS
                             July 31, 1997 and 1996
                                   (Unaudited)

                                     ASSETS


                                                                                     1997                 1996
                                                                                 ------------           --------
Current assets
     Cash and cash equivalents                                                  $   1,964,081      $     994,495
     Trade receivables                                                              1,411,188            888,837
                                                                                    ---------            -------
         Total current assets                                                       3,375,269          1,833,332
                                                                                    ---------          ---------

Equipment
     Equipment                                                                         42,103             39,908
     Furniture and fixtures                                                             1,811              1,811
                                                                                        -----              -----
                                                                                       43,914             41,719
     Less accumulated depreciation                                                     35,351             19,628
                                                                                       ------             ------

         Net equipment                                                                  8,563             22,091
                                                                                        -----             ------

                                                                                $   3,383,832      $   1,855,423
                                                                                =   =========      =   =========


                      LIABILITIES AND SHAREHOLDERS' EQUITY


                                                                                     1997               1996
                                                                                --------------     ---------
Current liabilities
     Accounts payable                                                           $     313,073      $     183,630
     Accrued payroll and payroll taxes                                                236,945            126,207
     Income taxes payable                                                             519,797            233,362
     Deferred income taxes                                                            340,668                -
                                                                                      -------                -
         Total current liabilities                                                  1,410,482            543,199
                                                                                    ---------            -------

Shareholders' equity
     Common stock of no par value; authorized 300 shares,
          issued and outstanding 200 shares                                               100                100
     Retained earnings                                                              1,973,250          1,312,124
                                                                                    ---------          ---------

         Total stockholders' equity                                                 1,973,350          1,312,224
                                                                                    ---------          ---------

                                                                                $   3,383,832      $   1,855,423
                                                                                =   =========      =   =========


              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                    Nine Months Ended July 31, 1997 and 1996
                                   (Unaudited)


                                                                                  1997                1996
                                                                           -----------------    ----------

Net sales                                                                  $    12,401,618        $    8,990,464
                                                                           -    ----------        -    ---------

Direct costs
     Subcontractors                                                              4,846,117             2,827,196
     Labor                                                                       4,974,073             4,146,877
     Payroll taxes                                                                 433,779               276,962
                                                                                   -------               -------
                                                                                10,253,969             7,251,035
                                                                                ----------             ---------

          Gross profit                                                           2,147,649             1,739,429

General and administrative expenses                                                880,041               970,595
                                                                                   -------               -------

          Income from operations                                                 1,267,608               768,834
                                                                                 ---------               -------

Other income (expense)
     Interest income                                                                20,039                 8,848
     Interest expense                                                      (           231  )     (        4,376  )
                                                                                       ---                 -----
          Other expense, net                                                        19,808                 4,472
                                                                                    ------                 -----

          Income before provision for income taxes                               1,287,416               773,306
                                                                                 ---------               -------

Provision for income taxes                                                         514,966               309,322
                                                                                   -------               -------

Net Income                                                                         772,450               463,984

Retained earnings at beginning of period                                         1,200,800               848,140
                                                                                 ---------               -------

Retained earnings at end of period                                         $     1,973,250        $    1,312,124
                                                                           =     =========        ==============

              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                              STATEMENTS OF INCOME
                    Three Months Ended July 31, 1997 and 1996
                                   (Unaudited)


                                                                                  1997                    1996
                                                                           -----------------          ----------

Net sales                                                                  $     4,331,612        $    3,659,793
                                                                           -     ---------        -    ---------

Direct costs
     Subcontractors                                                              1,732,925               473,599
     Labor                                                                       1,794,943             2,312,380
     Payroll taxes                                                                 143,036                56,491
                                                                                   -------                ------
                                                                                 3,670,904             2,842,470
                                                                                 ---------             ---------

          Gross profit                                                             660,708               817,323

General and administrative expenses                                                294,129               514,779
                                                                                   -------               -------

          Income from operations                                                   366,579               302,544
                                                                                   -------               -------

Other income (expense)
     Interest income                                                                10,941                 5,372
     Interest expense
          Other expense, net                                                        10,941                 5,372
                                                                                    ------                 -----

          Income before provision for income taxes                                 377,520               307,916
                                                                                   -------               -------

Provision for income taxes                                                         151,008               123,166
                                                                                   -------               -------

Net Income                                                                 $       226,512        $      184,750
                                                                           =       =======        =      =======



              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                            STATEMENTS OF CASH FLOWS
                    Nine Months Ended July 31, 1997 and 1996
                                   (Unaudited)


                                                                                        1997              1996
                                                                                          -----------------------
Cash flows from operating activities:
Net income                                                                      $     772,450      $     463,984
                                                                                -     -------      -     -------
Adjustments to reconcile net income to net cash
     provided by operating activities
       Depreciation                                                                                       15,224
       Increase in trade receivables                                            (      23,292)     (     238,415  )
       Increase (decrease) in
         Accounts payable and accrued expenses                                        129,681      (      53,543  )
       Increase in income taxes payable                                               379,972            150,338
                                                                                      -------            -------
Net cash provided by (used in) operating activities                                   226,999      (      19,310  )
                                                                                      -------             ------

Cash flows from investing activities
   Purchase of property and equipment                                                              (       9,058  )
                                                                                                           -----

Cash flows from financing activities
   Principal payments on notes payable                                                             (     140,000  )
                                                                                                         -------

Net increase in cash                                                                  999,449            295,616

Cash, beginning of period                                                             964,632            648,879
                                                                                      -------            -------

Cash, end of period                                                             $   1,964,081      $     944,495
                                                                                =   =========      =     =======




              The accompanying notes are an integral part of these financial statements.

                           CAMELOT CONTRACTORS LIMITED
                          NOTES TO FINANCIAL STATEMENTS
                             June 30, 1997 and 1996
                                   (Unaudited)

1.   General

     The accompanying financial statements have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission (SEC). These unaudited financial statements should be read in conjunction with the Company's audited financial statements for the year ended June 30, 1997 and 1996. Certain information and footnote disclosures which are normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. The information reflects all normal and recurring adjustments which, in the opinion of Management, are necessary for a fair presentation of the financial position of the Company and its results of operations for the interim periods set forth herein.

Financial Statements and Exhibits
Item 7 (b) Pro Forma financial Information

           UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

       The following unaudited pro forma condensed combined financial statements give effect to the acquisition of Camelot Contractors Limited. ("CAMELOT") by RCM Technologies, Inc. ("RCM") pursuant to a purchase transaction that was completed on September 25, 1997. This pro forma information has been prepared utilizing the historical financial statements of RCM and CAMELOT. This information should be read in conjunction with the historical financial statements and notes thereto of RCM which are incorporated by reference to RCM's Form 10-K and the historical financial statements of CAMELOT which is incorporated within this Form 8-K. The pro forma financial data are provided for comparative purposes only and does not purport to be indicative of the results which actually would have been obtained if the acquisition had been effected on the dates indicated or of the results which may be obtained in the future.

       The pro forma financial information is based on the purchase method of accounting for the acquisition. The pro forma adjustments are described in the accompanying Notes to Unaudited Pro Forma Condensed Combined Balance Sheet and Notes to Unaudited Pro Forma Condensed Combined Statement of Income. The
Unaudited Pro Forma condensed combined statement of income for the year ended October 31, 1996 assumes that the acquisition of CAMELOT had occurred on November 1, 1995 (combining the results for the year ended October 31, 1996, for RCM and the twelve months ended October 31,1996 for CAMELOT). The Unaudited Pro Forma condensed combined statement of income for the nine months ended July 31, 1997 assumes that the acquisition of CAMELOT had occurred on November 4, 1996 (combining the results for the nine months ended July 31, 1997 for RCM and CAMELOT). The unaudited pro forma condensed combined balance sheet at July 31, 1997 assumes that the acquisition of CAMELOT had occurred on July 31, 1997.

Acquisition

The Purchase consideration payable to the former shareholders of CAMELOT consisted of $9,000,000 cash, 22,409 shares of common stock of the Registrant valued at $318,433 (based upon the average closing price of the Registrant's common stock for twenty trading days immediately preceding the closing date) and a $3,500,000 note payable contingent upon CAMELOT obtaining certain base line of operating income. An additional earn-out payment may be made to the former shareholders at the end of each of the first three anniversary years of the Purchase to the extent that operating income exceeds these base levels.


Assumptions

         Purchase Price Allocation

         Although neither RCM nor CAMELOT has complete information at this time as to the fair value of CAMELOT's individual assets and liabilities, an estimate of the eventual allocation of the purchase price was made on the basis of available information. The eventual allocation of the purchase price will be made on the basis of appraisals and valuations which give effect to various factors including the nature and intended future use of assets acquired in determining their value. It is not anticipated that any change in the allocation price will be material from the pro forma adjustments.

         For purpose of pro forma presentations, the excess purchase price over the net assets acquired is being amortized over an estimated life of forty (40) years.

                        RCM Technologies, Inc.
                        Unaudited Proforma Balance Sheet
                        July 31, 1997


                                           RCM                 Camelot                    Adjustments &     Proforma
                                         Technologies, Inc.  Contractors, Limited         Eliminations      Combined
Assets:
Cash and cash equivalents ...............   $ 14,833,368       1,964,082                   A (9,000,000)      7,722,450
                                                                                           C    (75,000)

Accounts and notes receivable ...........     19,252,653       1,411,188                                     20,663,841

Prepaid expenses & other current assets .        725,139               0                                        725,139

Total current assets ....................     34,811,160       3,375,270                                     29,111,430

Property and equipment-net ..............      1,007,603           8,562                                      1,016,165


Intangible assets .......................     14,221,176               0                   A 9,000,000       21,641,259
                                                                                           B   318,433
                                                                                           C    75,000
                                                                                           D(1,973,350)

Other Assets ............................        111,431               0                                        111,431

Total ...................................   $ 50,151,370    $  3,383,832                  ($ 1,654,917)    $ 51,880,285

Liabilities and Shareholders' Equity:
Current Liabilities
        Bank- line of credit ............   $  2,000,000                                                      2,000,000

        Other current liabilities .......      5,422,714       1,410,482                                      6,833,196

Total current liabilities ...............      7,422,714       1,410,482                                      8,833,196


Long Term Liabilities
        Income taxes payable ............        314,475                                                        314,475

Shareholders' equity ....................     42,414,181       1,973,350                   B    318,433      42,732,614
                                                                                           D (1,973,350)


Total ...................................   $ 50,151,370    $  3,383,832                   ($ 1,654,917)   $ 51,880,285


NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME


(A)      to record initial cash consideration for purchase Camlot Contractors, Limited. ("CCL")
         in exchange for all the shares of CCL                                                $9,000,000

(B)     to reflect issuance of $318,433 of RCMT common stock (22409 Shs)                        $318,433

(C)     to reflect estimated acquisition costs incurred                                          $75,000

(D) to adjust Goodwill for amount in excess net worth acquired                                $1,973,350


             RCM TECHNOLOGIES, INC. AND CAMELOT CONTRACTORS LIMITED
            UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                           YEAR ENDED OCTOBER 31, 1996


                                                       Historical                         Historical                 Pro Forma
                                  ----------------------------------------------------------------------
                                        RCM           Progamming                           Camelot
                                  Technologies, Inc Alternatives of MN                  Contractors LTD
                                                       (NOTE D )         Combined                           Adjustments    Combined
                                                       ---------         --------                           -----------    --------

Revenues                               $61,039,173        $9,649,287       $70,688,460       12,738,134                   83,426,594
                                       -----------        ----------       -----------       ----------

Cost and expenses
  Cost of services                      48,779,886         6,430,505        55,210,391       10,584,824                   65,795,215
  Selling, general and administrative    8,914,102         1,955,996        10,870,098        1,317,144      (100,000) A  12,087,242


Interest expense (income)                  163,811           368,627           532,438           (4,472)                     527,966
Other, net                                  30,216            13,889            44,105                                        44,105
Depreciation and amortization              329,680           139,561           469,241                        185,500  B     654,741
                                           -------           -------           -------                        -------        -------

Total                                   58,217,695         8,908,578        67,126,273       11,897,496        85,500     79,109,269
                                        ----------         ---------        ----------       ----------                   ----------

Income before income taxes               2,821,478           740,709         3,562,187          840,638                    4,317,325

Income taxes (benefit)                     453,539           188,000           641,539          336,255       (35,910) C     941,884
                                           -------           -------           -------          -------       --------       -------


Net Income                              $2,367,939          $552,709        $2,920,648         $504,383        49,590     $3,375,441
                                        ==========          ========        ==========         ========        ======     ==========

Net income per common share                  $0.55           $552.71             $0.68        $2,521.92                        $0.78
                                             =====           =======             =====        =========                        =====

Average number of common
  shares outstanding                     4,320,571             1,000         4,320,571              200                    4,342,980
                                         =========             =====         =========              ===                    =========





              NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                                                     100,000
                                                                                                              =======


(B) to provide for amortization on excess purchase price over net assets
acquired based  an estimated life of 40 years                                                                 185,500
                                                                                                              =======


(C) to tax effect adjustments                                                                                  35,910
                                                                                                               ======

(D) Represents acquisition of Programming Alternatives of Minnesota, Inc. on January 7, 1997 previously reported on Form 8-K filed on January 21, 1997.

             RCM TECHNOLOGIES, INC. AND CAMELOT CONTRACTORS LIMITED
           UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME
                        Nine Months Ended July 31, 1997


                                                        Historical                        Pro Forma
                                                  RCM                 Camelot
                                             Technologies, Inc.     Contractors LTD
                                                                                     Adjustments           Combined

Revenues ..................................   $76,540,067            12,401,618                           88,941,685

Cost and expenses
  Cost of services ........................    58,275,612            10,253,969                           68,529,581
  Selling, general and administrative .....    12,616,194               880,041         75,000 A          13,421,235


Interest expense (income) .................       282,444                               66,900 B             329,536
Depreciation and amortization .............       368,503                              139,125 C             507,628

Total .....................................    71,542,753            11,114,202        131,025            82,787,980

Income before income taxes ................     4,997,314             1,287,416                            6,153,705

Income taxes (benefit) ....................     2,093,066               514,966      (  55,031)D           2,553,002


Net Income ................................   $ 2,904,248           $   772,450         75,995           $ 3,600,704

Net income per common share ...............   $      0.53           $  3,862.25                          $      0.65

Average number of common
  shares outstanding ......................     5,522,945                   200                            5,545,348




NOTES TO UNAUDITED PROFORMA CONDENSED COMBINED STATEMENT OF INCOME

(A) to reflect reduction of expenses attributable to
 consolidation of administrative overhead                                              75,000
                                                                                       ======

(C) to eliminate interest income earned on cash consideration                          66,900
                                                                                       ======

(B) to  provide  for  amortization  on excess  purchase  price  over net  assets acquired based an estimated life of 40 years 139,125
                                    ==                                                =======

(D) to tax effect adjustments                                                          55,031
                                                                                       ======
